EXHIBIT 10.12

POSSIS MEDICAL, INC.
INCENTIVE STOCK OPTION AGREEMENT


     Option  Agreement,  made and entered into this (day) day of (month),  2002,
between  Possis  Medical,   Inc.,  a  Minnesota  corporation  ("Possis"  or  the
"Company") and (optionee) ("Optionee").

     WHEREAS, the Company has adopted the Possis Medical, Inc. 1999 Compensation Stock Plan (the "Plan") which permits issuance of stock options for the purchase of shares of common stock of the Company, and the Company has taken all necessary actions to grant the following option pursuant and subject to the terms of the Plan.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Optionee hereby agree as follows:

     1. Grant of Option. The Company hereby grants Optionee the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of (shares) shares of the Company's common stock at the option price of (Option Price) per share on the terms and conditions set forth in this agreement and in the Plan. It is understood and agreed that that the option price is the per share fair market value of such shares on the date of this Agreement, as measured by the closing price of the stock on the day of grant. The Company intends that the Option shall be an Incentive Stock Option governed by the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The terms of the Plan and the Option shall be interpreted and administered so as to satisfy the requirements of the Code. The option is issued pursuant to the Plan and is subject to its terms. A copy of the Plan will be furnished upon request of Optionee.

     2. Vesting of Option Rights. Except as otherwise provided in Section 3 of this Agreement, the Option may be exercised by Optionee in accordance with the following schedule:

                                                           Number of
           On or after each of                      shares with respect to
           the following dates                 which the Option is exercisable

              (Grant Date), 2003                               25%
              (Grant Date), 2004                               25%
              (Grant Date), 2005                               25%
              (Grant Date), 2006                               25%


     In the event of a "Change in Control" as defined in the Plan, the Option shall become fully exercisable and vested in accordance with the Plan.

     The Option shall terminate at the close of business ten years from the date of grant or such shorter period as is prescribed herein. Optionee shall not have any of the rights of a shareholder with respect to the shares subject to the Option until such shares shall be issued to Optionee upon the proper exercise of the Option.

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     3. Exercise of Option after Death or Termination of Employment.  The Option shall terminate and may no longer be exercised if Optionee ceases to be employed by the Company or its subsidiaries, except that:

     (a) If Optionee's employment shall be terminated for any reason, voluntary or involuntary, other than death or disability (as set forth in section 3(c)) or as a result of Optionee's gross and willful misconduct, Optionee may at any time within a period of three (3) months after such termination exercise the Option to the extent the Option was exercisable by Optionee on the date of the termination of Optionee's employment; and

     (b) If Optionee's employment is terminated as a result of Optionee's gross and willful misconduct, including but not limited to wrongful appropriation of funds or the commission of a gross misdemeanor or felony, the Option shall be terminated as of the date of the misconduct; and

     (c) If Optionee dies in the employ of the Company or a subsidiary or within three (3) months after the termination of such employment for any reason other than Optionee's gross and willful misconduct, or Optionee's employment is terminated because Optionee has become disabled while in the employ of the Company or a subsidiary, the Option may, within twelve (12) months after Optionee's death or the date of termination for such disability, be exercised to the extent that Optionee was entitled to exercise the Option on the date of Optionee's death or termination of employment, if earlier, by Optionee or Optionee's personal representatives, if applicable, or by the person or persons to whom Optionee's rights under the Option pass by will or by the applicable laws of decent and distribution; provided, however, that the Option may not be exercised to any extent by anyone after the termination date of the Option.

     4. Method of Exercise of Option. Subject to the foregoing, the Option may be exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal office. The notice shall set forth the number of shares as to which the Option is being exercised and shall be accompanied by payment of the purchase price. Payment of the purchase price shall be made in cash (including bank check, personal check or money order payable to the Company), or, at the discretion of the Company, by delivering to the Company for cancellation shares of the Company's common stock already owned by Optionee having a fair market value equal to the full purchase price of the shares being acquired or a combination of cash and such shares. The fair market value of any shares delivered by Optionee upon the exercise of the Option shall be determined as provided in Section 5 of the Plan.

     5. Miscellaneous.

     (a) This Agreement shall not confer on Optionee any right with respect to continuance of employment with the Company or any subsidiary of the Company, nor will it interfere in any way with the right of the Company to terminate such employment at any time. Neither Optionee nor his or her legal representative, legatees or distributees, as the case may be, will be or will be deemed to be the holder of any shares subject to the Option unless and until the Option has been exercised and the purchase price of the shares purchased has been paid.

     (b) The exercise of all or any parts of the Option shall only be effective at such time that the sale of shares of common stock pursuant to such exercise will not violate any state or federal securities or other laws.

     (c) The Option may not be transferred, except by will or the laws of descent and distribution to the extent provided in Subsection 3(c), and during Optionee's lifetime the Option is exercisable only by Employee.

     (d) If there shall be any change in the common stock subject to the Option through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Company in the number of shares and the price per share of the shares subject to the Option in order to prevent dilution or enlargement of the option rights granted hereunder.

     (e) The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Company's common stock as will be sufficient to satisfy the requirements of this agreement.

     (f) If Optionee shall dispose of any of the shares of common stock acquired upon exercise of the Option within two (2) years from the date the Option was granted or within one (1) year after the date of exercise of the Option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction, Optionee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to assure (i) notice to the Company of any disposition of the shares of the Company within the time periods described above, and (ii) that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Optionee.

     (g) Optionee shall not disclose either the contents or any of the terms and conditions of the Option to any other person and agrees that such disclosure may result in both immediate termination of the Option without the right to exercise any part thereof and termination of employment with the Company.

     IN WITNESS WHEREOF, the Company and Optionee have executed this agreement on the date set forth in the first paragraph.

                      Possis Medical, Inc.

                      Irving R. Colacci
                      Vice President Legal and Human Resources,
                      General Counsel and Secretary


                      (Optionee), Optionee


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                      ACKNOWLEDGMENT OF CONDITIONS OF GRANT

                      OF INCENTIVE STOCK OPTION TO PURCHASE







     (Optionee) ("Optionee") acknowledges receipt of the Possis Medical, Inc. 1999 Stock Compensation Plan and of the Possis Medical, Inc. Incentive Stock Option Agreement dated (Grant Date), 2002 and represents that Optionee is familiar with the terms and provisions thereof and hereby accepts the (Grant
Date), 2002 Option Grant described therein, subject to said terms and provisions. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Possis Medical, Inc. Board of Directors Compensation Committee with respect to any questions arising under the Plan. Optionee acknowledges that the exercise of the option may be subject to the provisions of the Securities Exchange Act of 1934 concerning insider trading of Possis securities. Optionee acknowledges that all decisions and determinations with respect to exercise of the Option and the tax consequences arising from the exercise or disposition of the Shares are to be made solely by Optionee and that Optionee has received no investment or tax advice or counsel with respect thereto from Possis or any affiliate of Possis or from any employee or agent of either.



     Date of Grant: (Grant Date), 2002






                           Optionee), Optionee